SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 15, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

5000 Clayton Road, Maryville, Tennessee		37804

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
Ex-99.1 Press Release

Item 5.  Other Events.

      On July 14, 2003, Clayton Homes, Inc., a Delaware corporation (the “Company”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, reporting that Institutional Shareholder Services reaffirmed its recommendation of a vote for the proposed merger between the Company and a subsidiary of Berkshire Hathaway Inc. at the Company’s July 16, 2003 special meeting of stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release issued by Clayton Homes, Inc.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 15, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton

Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clayton Homes, Inc.

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